UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 3, 2005
Date of Report (date of earliest event reported)

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32312	N/A

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3399 Peachtree Road NE
Suite 1500
Atlanta, Georgia 30326

(Address of principal executive offices)

(404) 814-4210

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

     On February 3, 2005, Novelis Inc. (the “Company”) entered into an Indenture (the “Indenture”), between the Company, the guarantors named on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee, relating to the Company’s issuance of $1,400,000,000 aggregate principal amount of its 7 1/4% Senior Notes due 2015 (the “Notes”). A copy of the Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. For a description of the material terms of the Indenture and the Notes, see the information set forth below under Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On February 3, 2005, the Company sold $1,400,000,000 aggregate principal amount of Notes pursuant to the Indenture. The Notes were sold in a private placement to (1) “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and (2) outside the United States in compliance with Regulation S under the Securities Act.

     The Notes accrue interest at a rate of 7 1/4% per annum and mature on February 15, 2015. Interest on the Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, starting on August 15, 2005, to those persons who were holders of record of such Notes on the February 1 or August 1, respectively, preceding such interest payment date.

     The Indenture contains customary covenants that will limit the Company’s ability and, in certain instances, the ability of certain of the Company’s subsidiaries to (1) incur additional debt and provide additional guarantees, (2) pay dividends beyond certain amounts and make other restricted payments, (3) create or permit certain liens, (4) make certain asset sales, (5) use the proceeds from the sales of assets and subsidiary stock, (6) create or permit restrictions on the ability of certain of the Company’s subsidiaries to pay dividends or make other distributions to the Company, (7) engage in certain transactions with affiliates, (8) enter into sale and leaseback transactions, (9) designate subsidiaries as unrestricted subsidiaries and (10) consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of certain of the Company’s subsidiaries. During any future period in which either Standard & Poor’s Rating Services, a division of McGraw-Hill Companies, Inc. or Moody’s Investors Services, Inc. have assigned an investment grade credit rating to the Notes and no default or event of default under the Indenture has occurred and is continuing, most of the covenants will be suspended, and in the event that both ratings agencies have assigned an investment grade rating to the notes, most of those covenants will terminate.

     Prior to February 15, 2010, the Company, at its option and from time to time, may redeem all or a portion of the Notes by paying a “make-whole” premium calculated under the Indenture. At any time on or after February 15, 2010, the Company, at its option and from time to time, may redeem all or a portion of the Notes. The redemption price ranges from between 100.000% and 103.625% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to the redemption date, and is dependent on the date on which the Notes are redeemed. At any time prior to February 15, 2008, the Company may also redeem up to 35% of the original aggregate principal amount of the Notes with the proceeds of one or more public equity offerings, at a redemption price equal to 107.250% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 65% of the original aggregate principal amount of the Notes issued remains outstanding after the redemption.

     If the Company is required by law to withhold or deduct for taxes with respect to payment to the holders of the Notes, the Company will, subject to certain exceptions, pay the additional amount necessary so that the net amount received by the holder of Notes (other than certain excluded holders) after the withhold is not less than the amount they would have received in the absence of the withholding. If the Company is required to pay these additional amounts as a result of changes in certain laws, the Company will have the option to redeem the Notes, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date.

     Following a change of control, as defined in the Indenture, the Company will be required to offer to purchase all of the Notes at a purchase price of 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

     The Indenture provides for customary events of default, including: nonpayment, breach of the covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy, insolvency and reorganization and certain instances in which a guaranty ceases to be in full force and effect or in which a security interest securing the Notes or related guarantees that may be granted after the Notes are issued cease to be in full force and effect or are declared unenforceable or invalid. If any event of default occurs and is continuing, subject to certain exceptions, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately, together with any accrued and unpaid interest, if any, to the acceleration date. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, such amounts with respect to the Notes will be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the Notes.

     Under the terms of a Registration Rights Agreement, the Company has agreed to register notes having substantially identical terms as the Notes with the Securities and Exchange Commission as part of an offer to exchange freely tradeable exchange notes for the Notes.

     The description set forth above is qualified in its entirety by the Indenture and the Registration Rights Agreement filed herewith as exhibits.

     A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

     (c)   Exhibits

Exhibit No.	Description
Exhibit 4.1	Indenture, relating to the Notes, dated as of February 3, 2005, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

Exhibit 4.2
Registration Rights Agreement, dated as of February 3, 2005, among the Company, the guarantors named on the signature pages thereto, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Representatives of the Initial Purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: February 3, 2005	/s/ David Kennedy
David Kennedy
Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, relating to the Notes, dated as of February 3, 2005, between the Company, the guarantors named on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

Exhibit 4.2
Registration Rights Agreement, dated as of February 3, 2005, among the Company, the guarantors named on the signature pages thereto, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Representatives of the Initial Purchasers